SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1 Press Release dated July 28, 2004, of FTI Consulting, Inc.

Item 9. Regulation FD Disclosure

This Information is being furnished pursuant to Item 12. Results of Operations and Financial Condition, under this Item 9 in accordance with SEC Release No. 33-8216.

On July 28, 2004, FTI Consulting, Inc. (“FTI”) announced its financial results for the second quarter and six-months ended June 30, 2004, as well as other information, including operating results by business segment and other developments and guidance. The full text of the Press Release and Financial Tables are set forth in Exhibit 99.1 hereto. The attached Press Release contains some discussion regarding FTI’s earnings before interest, taxes, depreciation and amortization (EBITDA) and EBITDA by business segment. Although EBITDA is not a measure of financial condition or performance determined in accordance with Generally Accepted Accounting Principles, FTI believes that the use of EBITDA as a supplemental financial measure is indicative of FTI’s capacity to service debt and thereby provides additional useful information to investors regarding its financial condition and results of operations.

The information included herein, including the Exhibit attached hereto, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934 and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, regardless of any incorporation by reference language in any such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: July 29, 2004	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 28, 2004, of FTI Consulting, Inc.

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